UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 9, 2010 (June 7, 2010)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported by Penn Virginia Corporation (“Penn Virginia”), on June 2, 2010, Penn Virginia Resource LP Corp. (“PVR LP Corp.”) and Penn Virginia Resource GP Corp. (“PVR GP Corp.” and together with PVR LP Corp., the “Selling Unitholders”), indirect wholly owned subsidiaries of Penn Virginia, entered into an underwriting agreement (the “Underwriting Agreement”) with Penn Virginia GP Holdings, L.P. (“PVG”), PVG GP, LLC (the “PVG General Partner”) and Barclays Capital Inc., as the underwriter, covering the sale by the Selling Unitholders (the “Offering”) of an aggregate of 8,827,429 common units, representing limited partner interests in PVG.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to Penn Virginia’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2010, is incorporated herein by reference and is hereby filed. The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

As previously reported by Penn Virginia, on June 7, 2010, PVR GP Corp., PVG and the PVG General Partner entered into a contribution agreement (the “Contribution Agreement”) pursuant to which PVR GP Corp. contributed 100% of the membership interests in the PVG General Partner to PVG (the “Contribution”) and PVG was admitted as the sole member of the PVG General Partner.

A copy of the Contribution Agreement is attached as Exhibit 10.1 to Penn Virginia’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2010, is incorporated herein by reference and is hereby filed. The description of the Contribution Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Included herein as Exhibit 99.1 to this Current Report on Form 8-K is the following pro forma financial information:

•

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2010, which is based on the Registrant’s unaudited consolidated balance sheet as of March 31, 2010 and gives effect to the Offering and the Contribution as if the Offering and the Contribution had occurred on March 31, 2010;

•

Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2010, which has been derived from the Registrant’s unaudited consolidated statement of income for the three months ended March 31, 2010 and gives effect to the Offering and the Contribution as if the Offering and the Contribution had occurred on January 1, 2007;

•

Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2009, which has been derived from the Registrant’s audited consolidated statement of income for the year ended December 31, 2009 and gives effect to the Offering and the Contribution as if the Offering and the Contribution had occurred on January 1, 2007;

•

Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2008, which has been derived from the Registrant’s audited consolidated statement of income for the year ended December 31, 2008 and gives effect to the Offering and the Contribution as if the Offering and the Contribution had occurred on January 1, 2007;

•

Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2007, which has been derived from the Registrant’s audited consolidated statement of income for the year ended December 31, 2007 and gives effect to the Offering and the Contribution as if the Offering and the Contribution had occurred on January 1, 2007; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)	Exhibits.

1.1	Underwriting Agreement, dated June 2, 2010, by and among Penn Virginia GP Holdings, L.P., PVG GP, LLC, Penn Virginia Resource LP Corp., Penn Virginia Resource GP Corp. and Barclays Capital Inc., as the underwriter, relating to the Offering (incorporated by reference to Exhibit 1.1 to Registrant’s Current Report on Form 8-K filed on June 7, 2010).

10.1	Contribution Agreement, dated June 7, 2010, by and among Penn Virginia Resource GP Corp., Penn Virginia GP Holdings, L.P. and PVG GP, LLC (incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed on June 7, 2010).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Penn Virginia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2010

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 2, 2010, by and among Penn Virginia GP Holdings, L.P., PVG GP, LLC, Penn Virginia Resource LP Corp., Penn Virginia Resource GP Corp. and Barclays Capital Inc., as the underwriter, relating to the Offering (incorporated by reference to Exhibit 1.1 to Registrant’s Current Report on Form 8-K filed on June 7, 2010).

10.1	Contribution Agreement, dated June 7, 2010, by and among Penn Virginia Resource GP Corp., Penn Virginia GP Holdings, L.P. and PVG GP, LLC (incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed on June 7, 2010).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Penn Virginia Corporation.